Exhibit 99
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thresa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-l A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE	TITLE

/s/ Douglas T. Williams	Trustee
Douglas T. Williams

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thresa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-l A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE	TITLE

/s/ William L. Boyan	Trustee
William L. Boyan

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thresa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-l A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE	TITLE

/s/ Michael F. Holland	Trustee
Michael F. Holland

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco and Gary L. French, Thresa B. Dewar and Brian C. Poole, as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-l A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 7th day of May, 2008.

SIGNATURE	TITLE

/s/ Rina K. Spence	Trustee
Rina K. Spence

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Trustee and President (Principal Executive Officer) of State Street Master Funds, constitutes and appoints each of Nancy L. Conlin, Julie A. Tedesco, Gary L. French, Thresa B. Dewar and Brian C. Poole, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of State Street Master Funds on Form N-l A (Investment Company Act File No. 811-09599) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to State Street Master Funds concerning the filings and actions described herein.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of May, 2008.

SIGNATURE	TITLE

/s/ James E. Ross	Trustee and President (Principal Executive Officer)
James E. Ross